 Rule 497(c)
Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

Prospectus
FT Cboe Vest U.S. Equity Moderate Buffer ETF – July

Ticker Symbol:	GJUL
Exchange:	Cboe BZX
FT Cboe Vest U.S. Equity Moderate Buffer ETF – July (the “Fund”) lists and principally trades its shares on the Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large blocks of shares called "Creation Units."
The Fund is a series of First Trust Exchange-Traded Fund VIII (the “Trust”) and an actively-managed exchange-traded fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The Fund is designed to participate in the positive price returns (before fees and expenses) of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”) up to a cap of 14.30%, while seeking to provide a buffer (before fees and expenses) against the first 15% of Underlying ETF losses (“Outcomes” ) over the period from July 24, 2023 through July 19, 2024 (the “Target Outcome Period”). When the Fund's fees and expenses are taken into account, the cap is 13.45% and the buffer is 14.16%. The cap and buffer will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee. At the end of the Target Outcome Period, the Fund will reset for a new Target Outcome Period tied to the same Underlying ETF and buffer, but the cap may change based on market rates as of the start of the new Target Outcome Period. The Fund seeks to achieve specified Outcomes but there is no guarantee that the Outcomes for a Target Outcome Period will be achieved. You may lose some or all of your money by investing in the Fund. The Fund has characteristics unlike many other typical investment products and may not be suitable for all investors. It is important that investors understand the Fund’s investment strategy before making an investment in the Fund.
The Outcomes described in this prospectus are specifically designed to apply only if you hold shares on the first day of the Target Outcome Period and continue to hold them on the last day of the period. If you purchase shares after the Target Outcome Period starts or sell your shares before the Target Outcome Period ends, you may receive a very different return based on the Fund’s current value. Investors purchasing shares of the Fund after the Target Outcome Period begins can see their expected Outcome until the end of the period by visiting the Fund’s website, www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=GJUL.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
July 24, 2023

Summary Information
Investment Objective
The investment objective of the FT Cboe Vest U.S. Equity Moderate Buffer ETF – July (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® S&P 500® ETF Trust (the "Underlying ETF"), up to a predetermined upside cap of 14.30% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from July 24, 2023 through July 19, 2024.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%
(1)
“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$87	$271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”). FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. The Underlying ETF is an exchange-traded unit investment trust that uses a replication strategy, meaning it invests in as many of the stocks in the S&P 500® Index as is practicable. PDR Services, LLC ("PDR") serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P 500® Index. The Fund's performance will not reflect the payment of dividends by the Underlying ETF. See “The Underlying ETF” for more information. The Fund’s investment sub-advisor is Cboe VestSM Financial LLC ("Cboe Vest" or the "Sub-Advisor").
The Fund uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include a buffer (before fees and expenses) against the first 15% of Underlying ETF losses and a cap of 14.30% (before fees and expenses), are based on the price performance of the Underlying ETF over an approximate one-year period (the “Target Outcome Period”). When the Fund's fees and expenses are taken into account, the cap is 13.45% and the
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buffer is 14.16%. The cap and buffer will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee. In general, the target outcomes the Fund seeks for investors that hold Fund shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:
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If the Underlying ETF appreciates over the Target Outcome Period, the combination of FLEX Options held by the Fund seeks to provide upside participation matching that of the Underlying ETF, up to a cap that is determined at the start of the Target Outcome Period. The cap for the current Target Outcome Period is 14.30%, prior to taking into account the Fund’s fees and expenses.
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If the Underlying ETF decreases over the Target Outcome Period, the combination of FLEX Options held by the Fund seeks to provide protection of the first 15% of Underlying ETF losses, prior to taking into account the Fund's fees and expenses.
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If the Underlying ETF decreases in price by more than 15% over the Target Outcome Period, the Fund will experience all subsequent losses on a one-to-one basis (i.e., if the Underlying ETF loses 20%, the Fund loses 5%).
The current Target Outcome Period will begin on July 24, 2023 and end on July 19, 2024. Subsequent Target Outcome Periods will begin on the day the prior Target Outcome Period ends and will end on the approximate one-year anniversary of that new Target Outcome Period. On the first day of each new Target Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Target Outcome Period. This means that the cap will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The buffer will remain the same for each Target Outcome Period. The cap and buffer, and the Fund’s value relative to each, should be considered before investing in the Fund. The Fund will be perpetually offered and not terminate after the current or any subsequent Target Outcome Period. Approximately one week prior to the end of the current Target Outcome Period, the Fund’s website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated cap range for the next Target Outcome Period. See "Subsequent Target Outcome Periods" for more information.
An investor that purchases Fund shares other than on the first day of a Target Outcome Period and/or sells Fund shares prior to the end of a Target Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Target Outcome Period. While the cap and buffer provide the intended outcomes only for investors that hold their shares throughout the complete term of the Target Outcome Period, an investor can expect their shares to generally move in the same direction as the Underlying ETF during the Target Outcome Period. However, during the Target Outcome Period, an investor’s shares may not experience price movement to the same extent as the price movement of the Underlying ETF. During the Target Outcome Period, there may be periods of significant disparity between the Fund’s NAV and the Underlying ETF’s price performance. As the Underlying ETF price and the Fund’s Net Asset Value (“NAV”) change over the Target Outcome Period, an investor acquiring Fund shares after the start of the Target Outcome Period will likely have a different return potential than an investor who purchased Fund shares at the start of the Target Outcome Period. This is because while the cap and buffer for the Target Outcome Period are fixed levels that are calculated in relation to the Underlying ETF price and the Fund's NAV at the start of a Target Outcome Period and remain constant throughout the Target Outcome Period, an investor purchasing Fund shares at market value during the Target Outcome Period likely purchased Fund shares at a price that is different from the Fund’s NAV at the start of the Target Outcome Period (i.e., the NAV that the cap and buffer reference). For example, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value from the value of the Fund on the first day of the Target Outcome Period, that investor’s buffer will essentially be decreased by the amount of the decrease in the Underlying ETF value. Conversely, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from the value of the Fund on the first day of the Target Outcome Period, that investor’s cap will essentially be decreased by the amount of the increase in the Underlying ETF value. See “Buffer and Cap” below for additional information. To achieve the target outcomes sought by the Fund for a Target Outcome Period, an investor must hold Fund shares for that entire Target Outcome Period.
Buffer and Cap
The Fund seeks to provide a buffer on the first 15% loss of the Underlying ETF at the end of each Target Outcome Period. After the Underlying ETF has decreased in price by more than 15%, the Fund will experience subsequent losses on a one-to-one basis (i.e., if the Underlying ETF loses 20%, the Fund loses 5%). The buffer is before taking into account the Fund's fees and expenses charged to shareholders. When the Fund's fees and expenses are taken into account, the buffer is 14.16%. The buffer will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee. The Fund does not seek to provide a buffer on the first 15% loss of the Underlying ETF at any time other than the end of the Target Outcome Period.
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If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value by 15% or more from the value of the Fund on the first day of the Target Outcome Period (the “Initial Fund Value”), that investor’s buffer will essentially be zero (meaning the investor can lose its entire investment). If an investor purchases Fund shares at a time when the Fund has decreased in value by less than 15% from the Initial Fund Value, that investor’s buffer will be reduced by the difference between the Initial Fund Value and the NAV of the Fund on the date the investor purchases the shares. However, that investor’s potential gain will be larger than the Fund’s cap for the Target Outcome Period because the investor may experience the full gain if the Fund recovers the value it has lost from the first day of the Target Outcome Period through the date the investor purchased its Fund shares plus any additional gains between the Initial Fund Value and the cap. The cap and buffer relative to the Initial Fund Value, however, will not change over the Target Outcome Period.
Conversely, if an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has increased in value from its Initial Fund Value for a Target Outcome Period, then a shareholder will experience losses prior to gaining the protection offered by the buffer (because the Fund must first decrease in value to its Initial Fund Value for the Target Outcome Period before subsequent losses will be protected by the buffer). While the Fund seeks to limit losses to 85% for shareholders who hold Fund shares for an entire Target Outcome Period, there is no guarantee it will successfully do so. Depending on the Fund's NAV at the time of purchase, a shareholder that purchases Fund shares after the first day of a Target Outcome Period may lose their entire investment if the Fund has decreased in value below the buffer. An investment in the Fund is only appropriate for shareholders willing to bear those losses. Despite the intended buffer, a shareholder could lose their entire investment.
The returns of the Fund are subject to a cap of 14.30% (before fees and expenses) and 13.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) for the Target Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Fund are subject to a pre-determined upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an entire Target Outcome Period (before fees and expenses). In the event the Underlying ETF experiences gains over a Target Outcome Period, the Fund seeks to provide investment returns before fees and expenses that match the percentage increase of the Underlying ETF, but any percentage gains over amount of the cap will not be experienced by the Fund. This means that if the Underlying ETF experiences gains for a Target Outcome Period in excess of the cap for that Target Outcome Period, the Fund will not benefit from those excess gains. Therefore, regardless of the performance of the Underlying ETF, the cap is the maximum return an investor can achieve from an investment in the Fund for that Target Outcome Period.
The cap is set on the first day of each Target Outcome Period. The cap is provided prior to taking into account annual Fund management fees of 0.85% of the Fund's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory or tax expenses. The cap for the Target Outcome Period is 14.30% (before fees and expenses) and 13.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee). The cap could be lower if the Fund incurs extraordinary expenses or other costs and expenses that are not borne by the Advisor under its unitary management fee. The defined cap applicable to a Target Outcome Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, Underlying ETF volatility, and the relationship of puts and calls on the underlying FLEX Options.
The cap level is a result of the design of the Fund’s principal investment strategy. In order to provide the buffer, the Fund purchases a series of put and call FLEX Options on the first day of a Target Outcome Period. As the purchaser of these FLEX Options, the Fund is obligated to pay a premium to the seller of those FLEX Options. The portfolio managers will calculate the amount of premiums that the Fund will owe on the put options acquired and sold to provide the buffer and will then go into the market and sell call options with terms that entitle the Fund to receive premiums such that the net amount of premiums paid per unit of the Underlying ETF is approximately equal to the price per unit of shares of the Underlying ETF. The cap is the strike price of those sold FLEX Options.
The cap, and the Fund’s value relative to it on any given day, should be considered before investing in the Fund. If an investor purchases Fund shares during a Target Outcome Period, and the Fund has already increased in value above its Initial Fund Value for that Target Outcome Period to a level near to the cap, an investor purchasing Fund shares will have limited to no gain potential for the remainder of the Target Outcome Period (because the investor’s potential gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the
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price at which it purchased its Fund shares and the Initial Fund Value for the Target Outcome Period before subsequent losses will be protected by the buffer. If an investor buys Fund shares when the price exceeds the cap, an investor will not experience any gain regardless of the performance of the Underlying ETF.
The following bar chart and line graph illustrate the hypothetical returns that the FLEX Options seek to provide with respect to the price performance of the Underlying ETF in certain illustrative scenarios over the course of the Target Outcome Period. The caps in the bar chart and line graph below are for illustration only and the actual caps may be different. The bar chart and line graph do not take into account payment by the Fund of fees and expenses. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Target Outcome Period.

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•
The graph above represents the Fund’s hypothetical intended return profile based upon the performance of the Underlying ETF.
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The caps in the graphs above are for illustration only and the actual caps may be different.
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In the graph above, the dotted line represents the Underlying ETF’s performance, and the blue and orange lines represent the return profile gross of fees and expenses sought by the Fund in relation to the Underlying ETF’s indicated performance. The blue line rising above 0% represents the price return of the Underlying ETF and the orange line represents the 15% buffer.
Investors purchasing shares of the Fund during a Target Outcome Period will experience different results. The Fund’s website, www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=GJUL, provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, if purchased on that date and held through the end of the Target Outcome Period, including the Fund’s value relative to the cap and buffer. Before purchasing Fund shares, an investor should visit the Fund's website to review this information and understand the possible outcomes of an investment in Fund shares on a particular day and held through the end of the Target Outcome Period.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the Underlying ETF invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
General Information on the FLEX Options
For each Target Outcome Period, the Fund will invest in both purchased and written put and call FLEX Options that reference the Underlying ETF. Because the value of the Fund is based on FLEX Options that reference the Underlying ETF and not the Underlying ETF directly, variations in the value of the FLEX Options impact the correlation between the Fund’s NAV and the price of the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the Fund’s Statement of Additional Information. Although guaranteed for settlement by the OCC, FLEX Options are still subject
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to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.
The FLEX Options that the Fund will hold that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.
The Fund will generally, under normal conditions, hold four kinds of FLEX Options for each Target Outcome Period. The Fund will purchase call options (giving the Fund the right to receive shares of the Underlying ETF) and put options (giving the Fund the right to deliver shares of the Underlying ETF), while simultaneously selling (i.e., writing) call options (giving the Fund the obligation to deliver shares of the Underlying ETF) and put options (giving the Fund the obligation to receive shares of the Underlying ETF). The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. Each of the FLEX Options purchased and sold throughout the Target Outcome Period will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Target Outcome Period.
On the Flex Options expiration date, the Fund intends to sell the Flex Options prior to their expiration and use the resulting proceeds to purchase new Flex Options for the next Target Outcome Period.
The Underlying ETF
The Underlying ETF is an exchange-traded unit investment trust that uses a replication strategy, meaning it invests in as many of the stocks in the S&P 500® Index as is practicable. PDR Services, LLC ("PDR") serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”). See below for a description of the Underlying ETF’s principal investment strategies and risks. You can find the Underlying ETF’s prospectus and other information about the ETF, including the statement of additional information and most recent reports to shareholders, online at https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY.
The summary information below regarding the Underlying ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Underlying ETF and to other publicly available information (e.g., the ETF’s annual reports) to obtain an understanding of the ETF’s business and financial prospects.
The following description of the Underlying ETF’s principal investment strategies was taken directly from the Underlying ETF’s prospectus, dated January 27, 2023 (“SPY” refers to the Underlying ETF; other defined terms have been modified).
“SPY seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in SPY’s Portfolio substantially corresponding to the weight of such stock in the Index.
In SPY’s prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by SPY and make up SPY’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, SPY’s Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”) or its parent company, State Street Bank and Trust Company (“SSBT”) adjusts SPY’s Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. SPY’s Trustee or SSBT aggregates certain of these adjustments and makes changes to SPY’s Portfolio at least monthly, or more frequently in the case of significant changes to the Index.
SPY may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when SPY’s units are held in a taxable account. These costs, which are not reflected in SPY’s estimated annual Trust ordinary operating expenses, affect SPY’s performance. During the most recent fiscal year, SPY’s portfolio turnover rate was 2% of the average value of its portfolio. SPY’s portfolio turnover rate does not include securities
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received or delivered from processing creations or redemptions of SPY’s units. Portfolio turnover will be a function of changes to the Index as well as requirements of SPY’s trust agreement. …
Although SPY may fail to own certain Index Securities at any particular time, SPY generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of SPY. … SPY does not hold or trade futures or swaps and is not a commodity pool.
The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups. .... Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to SPY.”
As of July 21, 2023, the Underlying ETF had significant investments in information technology companies.
Subsequent Target Outcome Periods
The Fund will alert existing shareholders to the new cap at the beginning of each new Target Outcome Period in the following manner:
1. Approximately one week prior to the end of the current Target Outcome Period, the Fund will make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the anticipated cap range for the next Target Outcome Period. This filing will be mailed to existing shareholders.
2. Following the close of business on the last day of the Target Outcome Period, the Fund will make a sticker filing that discloses the Fund’s cap for the next Target Outcome Period. This filing will be mailed to existing shareholders.
3. On the first day of the new Target Outcome Period, the Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the caps/dates associated with the previous Target Outcome Period with the caps/dates associated with the new Target Outcome Period. Correspondingly, the Fund will file a revised summary prospectus that reflects such changes.
The information referenced above will also be available on the Fund's website at www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=GJUL.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
BUFFERED LOSS RISK. There can be no guarantee that the Fund will be successful in its strategy to buffer against Underlying ETF losses if the Underlying ETF decreases over the Target Outcome Period by 15% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the price return of the Underlying ETF (up to the
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cap), while limiting downside losses, if shares are bought on the first day of the Target Outcome Period and held until the end of the Target Outcome Period. In the event an investor purchases shares after the first day of the Target Outcome Period or sells shares prior to the end of the Target Outcome Period, the buffer that the Fund seeks to provide may not be available. If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value by 15% or more from the value of the Fund on the first day of the Target Outcome Period (the “Initial Fund Value”), that investor’s buffer will essentially be zero (meaning the investor can lose its entire investment). If an investor purchases Fund shares at a time when the Fund has decreased in value by less than 15% from the Initial Fund Value, that investor’s buffer will be reduced by the difference between the Initial Fund Value and the NAV of the Fund on the date the investor purchases the shares.
CAP CHANGE RISK. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns (before fees and expenses) that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor likely will not match those that the Fund seeks to achieve. If the Underlying ETF experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares (because the investor’s potential gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the cap), however, the investor will remain vulnerable to downside risks. If an investor buys Fund shares when the price exceeds the cap, an investor will not experience any gain regardless of the performance of the Underlying ETF.
CASH TRANSACTIONS RISK. The Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable
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to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Underlying ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFORMATION TECHNOLOGY COMPANIES RISK. The Underlying ETF invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation,
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both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
LARGE CAPITALIZATION COMPANIES RISK. The Underlying ETF invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
NEW FUND RISK. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
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PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
The Fund intends to treat any income it may derive from the FLEX Options as "qualifying income" under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund's RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to Fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns that match the Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period, subject to the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be buffered against a decline in the value of the Underlying ETF and may not participate in a gain in the value of the Underlying ETF up to the cap for the investor’s investment period.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF CONCENTRATION RISK. The Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent
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that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
UNDERLYING ETF EQUITY RISK. Because the Fund holds FLEX Options that reference the Underlying ETF, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.
The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.
You should only consider this investment if:	You should not consider this investment if:
•you fully understand the risks inherent in an investment in the Fund;	•you do not fully understand the risks inherent in an investment in the Fund;
•you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;	•you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;
•you are willing to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;	•you are unwilling to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;
•you fully understand that investments made when the Fund is at or near to the cap may have limited to no upside;	•you do not fully understand that investments made when the Fund is at or near to the cap may have limited to no upside;
•you are willing to forgo any gains in excess of the cap;	•you are unwilling to forgo any gains in excess of the cap;
•you are not seeking an investment that provides dividends to shareholders;	•you are seeking an investment that provides dividends to shareholders;
•you fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the buffer;	•you do not fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the buffer;
•you are willing to accept the risk of losing your entire investment; and	•you are unwilling to accept the risk of losing your entire investment; and
•you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.	•you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
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Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Cboe VestSM Financial LLC (“Cboe Vest” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
•
Karan Sood, Managing Director of Cboe Vest
•
Howard Rubin, Managing Director of Cboe Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since July 2023.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at https://www.ftportfolios.com/Retail/Etf/EtfSummary.aspx?Ticker=GJUL.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund VIII and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective to seek to provide investors with returns (before fees and expenses) that match the price return of the Underlying ETF, up to a predetermined upside cap of 14.30% while providing a buffer (before fees and expenses) against the first 15% of Underlying ETF losses, over the period from July 24, 2023 through July 19, 2024 is non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board without shareholder approval. If there is a material change to the Fund's principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the Underlying ETF invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940 to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to equity securities issued by U.S. companies. Shareholders will be provided with at least 60-days' prior written notice of any change to this policy.
While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
For each Target Outcome Period, the Fund will invest in both purchased and written put and call FLEX Options that reference the Underlying ETF. The Fund generally holds in-the-money purchased call options, out-of-the-money written call options, at-the-money purchased put options and out-of-the-money written put options. The in-the-money purchased call options are intended to provide approximately one-to-one exposure to the Underlying ETF. The out-of-the-money written call options are intended to provide premiums to the Fund that will offset the cost of the in-the-money purchased call options and also limit the Fund's returns to the cap. The at-the-money purchased put options in combination with the out-of-the-money written put options are intended to provide the Fund's buffer.
Fund Investments
Principal Investments
FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the OCC.
The Fund will purchase and sell call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the Fund will hold that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
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Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or each may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
BUFFERED LOSS RISK. There can be no guarantee that the Fund will be successful in its strategy to buffer against Underlying ETF losses if the Underlying ETF decreases over the Target Outcome Period by 15% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the price return of the Underlying ETF (up to the cap), while limiting downside losses, if shares are bought on the first day of the Target Outcome Period and held until the end of the Target Outcome Period. In the event an investor purchases shares after the first day of the Target Outcome Period or sells shares prior to the end of the Target Outcome Period, the buffer that the Fund seeks to provide may not be available. If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value by 15% or more from the value of the Fund on the first day of the Target Outcome Period (the “Initial Fund Value”), that investor’s buffer will essentially be zero (meaning the investor can lose its entire investment). If an investor purchases Fund shares at a time when the Fund has decreased in value by less than 15% from the Initial Fund Value, that investor’s buffer will be reduced by the difference between the Initial Fund Value and the NAV of the Fund on the date the investor purchases the shares.
CAP CHANGE RISK. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
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CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns (before fees and expenses) that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor likely will not match those the Fund seeks to achieve. If the Underlying ETF experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. The cap may rise or fall from one Target Outcome Period to the next. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares (because the investor’s potential gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the cap), however, the investor will remain vulnerable to downside risks. As a result of the Fund's fees and expenses and because the Fund's returns are subject to a cap, the return of the Fund could represent a return that is worse than the performance of the Underlying ETF. If an investor buys Fund shares when the price exceeds the cap, an investor will not experience any gain regardless of the performance of the Underlying ETF.
CASH TRANSACTIONS RISK. The Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. If the Fund enters into an investment or transaction that depends on the performance of another party, the Fund becomes subject to the credit risk of that counterparty. The Fund's ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.
Transactions in FLEX Options are required to be centrally cleared. In a transaction involving FLEX Options, the Fund's counterparty is the OCC, rather than a bank or broker. Since the Fund is not a member of the OCC and only members (“clearing members”) can participate directly in the OCC, the Fund will hold its FLEX Options through accounts at clearing members. Although clearing members guarantee performance of their clients’ obligations to the OCC, there is a risk that a clearing member may default. The OCC collects margin, maintains a clearing fund specifically to mitigate a clearing member default and segregates all customer accounts from a clearing member’s proprietary accounts, which further acts to protect a clearing member’s
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customers from the default of the clearing member. However, there is still a risk that the assets of the Fund might not be fully protected in the event of a clearing member’s default. If the Fund's clearing member defaults, the OCC may transfer customer accounts to another clearing member. The OCC may also close out positions and convert deposits of the defaulting clearing member to cash. As a result of this process, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Therefore, the Fund could experience and significant loss in the event of a clearing member’s default. Additionally, the OCC may be unable to perform its obligations under the FLEX Options contracts due to unexpected events, which could negatively impact the value of the Fund.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Underlying ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short
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period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund's shares, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INFORMATION TECHNOLOGY COMPANIES RISK. The Underlying ETF invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
LARGE CAPITALIZATION COMPANIES RISK. The Underlying ETF invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against future variants of the disease. Additionally, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Recent and potential future bank failures could result in
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disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
NEW FUND RISK. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.
NON-DIVERSIFICATION RISK. The Fund is operated in a non-diversified manner. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio manager to forecast market movements correctly. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other securities.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated Investment company”; however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section
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1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short term or long term capital gains or losses depending on the holding period.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund's RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to Fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns that match the Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period, subject to the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be buffered against a decline in the value of the Underlying ETF and may not participate in a gain in the value of the Underlying ETF up to the cap for the investor’s investment period.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF CONCENTRATION RISK. The Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
UNDERLYING ETF EQUITY RISK. Because the Fund holds FLEX Options that reference the Underlying ETF, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately
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following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of the Fund's portfolio managers in providing advisory services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, distributor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for overseeing the Sub-Advisor in the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Fund.
First Trust serves as advisor or sub-advisor for 10 mutual fund portfolios, 10 exchange-traded funds consisting of 211 series and 14 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained Cboe VestSM Financial LLC ("Cboe Vest" or the "Sub-Advisor") to serve as investment sub-advisor pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Cboe Vest, with principal offices at 8350 Broad St., Suite 240, McLean, Virginia 22102, was founded in 2012, and is a Delaware LLC. Cboe Vest had approximately $12.699 billion under management or committed to management as of May 31, 2023.
The Sub-Advisor is a subsidiary of Cboe Vest Group, Inc. (“Cboe VG”). First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, is the largest single holder of voting shares in Cboe VG. The remaining voting shares of Cboe VG are owned by Cboe Vest, LLC, a wholly-owned subsidiary of Cboe Global Markets, Inc., and certain individuals who operate Cboe VG and the Sub-Advisor. Cboe VG was organized in 2012. Cboe® is a registered trademark of Cboe Global Markets, Inc. Vest℠ is a service mark of Cboe VG.
Karan Sood and Howard Rubin are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.
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Mr. Sood has over 10 years of experience in derivative based investment strategy design and trading. Mr. Sood joined Cboe Vest in 2012. Prior to joining Cboe Vest Mr. Sood worked at ProShare Advisors LLC. Prior to ProShare, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays
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Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.
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Mr. Rubin has over 25 years of experience as a Portfolio Manager. Mr. Rubin joined Cboe Vest in 2017. Prior to joining Cboe Vest, Mr. Rubin served as Director of Portfolio Management at ProShare Advisors LLC from December 2007 to September 2013. Mr. Rubin also served as Senior Portfolio Manager of ProFund Advisors LLC since November 2004 and Portfolio Manager of ProFund Advisors LLC from April 2000 through November 2004. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation. Mr. Rubin received a master’s degree in Finance from George Washington University. He also holds a bachelor’s degree in economics from Wharton School of Finance, University of Pennsylvania.
For additional information concerning First Trust and the Sub-Advisor, including a description of the services provided to the Fund, see the Fund’s SAI. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of shares of the Fund is provided in the SAI.
Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the "Investment Management Agreement"), First Trust oversees the Sub-Advisor’s management of the Fund’s assets and pays the Sub-Advisor for its services as Sub-Advisor. First Trust is paid an annual unitary management fee by the Fund equal to 0.85% of the Fund's average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses.
As approved by the Trust’s Board of Trustees, the management fee paid to First Trust will be reduced at certain levels of Fund net assets (“breakpoints”). See the Fund's Statement of Additional Information for more information on the breakpoints.
A discussion regarding the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement will be available in the Fund’s Annual Report to shareholders for the fiscal period ended August 31, 2023.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Fund shares. Share prices are reported in dollars and cents per share.
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the authorized participant and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) and 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
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Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on the secondary market is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in‑kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund.
Dividends, Distributions and Taxes
Dividends from net investment income of the Fund, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the federal tax laws. If the Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
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Distributions
The Fund's distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs.
Capital Gains and Losses
If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. See the SAI for more information. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange
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of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.
Treatment of the FLEX Options
The Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.
The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., "marked to market") at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
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The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before June 9, 2025. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for trading. If the NYSE closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
The Fund's investments are valued daily at market value or, in the absence of market value with respect to any investments (or as described below), at fair value. Rule 2a-5 under the 1940 Act requires the fair valuation of all portfolio investments for which market quotations are not readily available. In most cases, due to the nature of the FLEX Options in which the Fund invests, the Fund’s investments are valued at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services (“Pricing Services”). Fair value prices represent any prices not considered market value prices and are either obtained from a Pricing Service or determined by the Advisor, in accordance with valuation procedures (which may be revised from time to time) approved by the Board and in accordance with the 1940 Act and the rules thereunder. Rule 2a-5 under the 1940 Act requires the fair valuation of all portfolio investments for which market quotations are not readily available. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as its valuation designee for all portfolio investments. As a general principle, the current “fair value” of a portfolio investment would appear to be the amount which the owner might reasonably expect to receive for the portfolio investment upon the measurement date under current market conditions. Valuing the Fund’s assets using fair value pricing can result in using prices for those assets (particularly assets that trade in foreign markets) that may differ from current market valuations.
Under certain circumstances, even when there is a market price available, the Fund’s investments may be valued at fair value as described above. Such fair valuation may occur, for example, when market quotations are deemed to be stale or unreliable because the portfolio investment is not traded frequently, trading on the portfolio investment ceased before the close of the trading market or issuer-specific events occurred after the portfolio investment ceased trading or because of the passage of time between the close of the market on which the portfolio investment trades and the close of the Exchange and when the Fund calculates its NAV. In the case of the Fund, market value prices will be considered only on those trading dates on which a trade has actually occurred. On other days, fair value pricing will take the form of a model price provided by a third-party pricing vendor.
The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio investments, at fair value, in accordance with valuation procedures approved by the Board and in accordance with the 1940 Act and the rules thereunder. Portfolio investments listed on any exchange other than The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Portfolio investments listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. Portfolio investments traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the primary exchange for such portfolio investments. For portfolio investments traded on an exchange that provides both an official closing price and a last sale price, the Advisor, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value. Portfolio investments traded in the over-the-counter market, but excluding portfolio investments trading on Nasdaq or the AIM, are valued at the mean of the most recent bid and asked price, if available, and otherwise at the last trade price. Short-term investments that mature in less than 60 days when purchased are fair valued at
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cost adjusted for amortization of premiums and accretion of discount, provided the Advisor has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 320 S. Canal St., Chicago, Illinois 60606, serves as legal counsel to the Fund.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
Cboe® is a registered trademark of Cboe Exchange, Inc., which has been licensed for use in the name of the Fund. The Fund is not sponsored, endorsed, sold or marketed by Cboe Exchange, Inc. or any of its affiliates (“Cboe”) or their respective third-party providers, and Cboe and its third-party providers make no representation regarding the advisability of investing in the Fund and shall have no liability whatsoever in connection with the Fund.
Premium/Discount Information
Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.
Financial Highlights
The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.
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Other Information
Continuous Offering
The Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.
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First Trust Exchange-Traded Fund VIII

FT Cboe Vest U.S. Equity Moderate Buffer ETF – July
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-210186
811-23147

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-23147
First Trust Exchange-Traded Fund VIII
FUND NAME	TICKER SYMBOL	EXCHANGE
FT Cboe Vest U.S. Equity Moderate Buffer ETF – July	GJUL	Cboe BZX
DATED JULY 24, 2023
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated July 24, 2023, as it may be revised from time to time (the “Prospectus”), for FT Cboe Vest U.S. Equity Moderate Buffer ETF – July (the “Fund” ), a series of the First Trust Exchange-Traded Fund VIII (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

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General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on February 22, 2016 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This SAI relates to the Fund, which is a non-diversified series.
The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board,”  “Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund's assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a

Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund's costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.
The Declaration provides that a Trustee acting in his or her capacity as Trustee is liable to the Trust for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration also provides that the Trustees of the Trust will be subject to the laws of the Commonwealth of Massachusetts relating to Massachusetts business trusts, but not to the laws of Massachusetts relating to the trustees of common law trusts, such as donative or probate type trusts. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
These provisions are not intended to restrict any shareholder rights under the federal securities laws and the Declaration specifically provides that no provision of the Declaration shall be effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the 1940 Act, or any valid rule, regulation or order of the Securities Exchange Commission thereunder.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and is sub-advised by Cboe Vest Financial LLC ("Cboe Vest" or the "Sub-Advisor").
The shares of the Fund are principally listed and traded on the Cboe BZX Exchange, Inc. (the "Exchange"), as shown on the cover of this SAI. ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares for a basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”
The Trust may permit creations and redemptions of Fund shares to be made in-kind for securities in which the Fund invests and/or cash. Fund shares may be issued in advance of receipt of deposit securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing deposit securities. See the section entitled “Creation and Redemption of Creation Units.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
Investment Objective and Policies
The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)
The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)
The Fund may not borrow money, except as permitted under the 1940 Act.
(3)
The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)
The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)
The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)
The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the Underlying ETF invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
Notwithstanding restriction (7) above, to the extent the Fund invests in other investment companies, it will consider, to the extent practicable, the investments of the underlying investment companies when determining compliance with the limitations set forth in restriction (7) above.
The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.
Investment Strategies
Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options ("FLEX Options") on the SPDR® S&P 500® ETF Trust ("SPY" or the "Underlying ETF").
The Fund will alert existing shareholders to the new cap at the beginning of each new Target Outcome Period in the following manner:
1.
Approximately one week prior to the end of the current Target Outcome Period, the Fund will make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the anticipated cap range for the next Target Outcome Period. This filing will be mailed to existing shareholders.
2.
Following the close of business on the last day of the Target Outcome Period, the Fund will make a sticker filing that discloses the Fund’s cap for the next Target Outcome Period. This filing will be mailed to existing shareholders.
3.
On the first day of the new Target Outcome Period, the Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the caps/dates associated with the previous Target Outcome Period with the caps/dates associated with the new Target Outcome Period. Correspondingly, the Fund will file a revised summary prospectus that reflects such changes.

The information referenced above will also be available on the Fund's website at www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=GJUL.
Types of Investments
FLexible EXchange® Options. The Fund’s portfolio includes several types of FLEX Options, including both purchased and written put and call options (as further described below). The FLEX Options are all European style options, which means that they are exercisable at the strike price only on the FLEX Option expiration date. FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. FLEX Options provide investors with the ability to customize terms of an option, including exercise prices, exercise styles (European style versus American style options which are exercisable any time prior to the expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of the over-the-counter option positions.
Each FLEX Option contract entitles the holder thereof (i.e. the purchaser of the FLEX Option) the option to purchase (for the call options) or sell (for the put options) the cash value of the reference asset as of the close of the market on the FLEX Option expiration date at the strike price.  The Fund intends to be structured so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchange that the FLEX Options are listed on do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts.
The OCC guarantees performance by each of the counterparties to FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. Subject to determination by the Securities Committee of the OCC, adjustments may be made to the FLEX Options for certain events (collectively, “Corporate Actions”) specified in the OCC’s by-laws and rules: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest.
Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.
Cash Equivalents and Short-Term Investments.  Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or each may hold cash.  The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

(1)
The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate.
(2)
The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund's 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)
The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)
The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Sub-Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5)
The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)
The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by the Sub-Advisor to be of comparable quality.
(7)
The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.
Illiquid Investments. The Fund may invest in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid investments if, as a result, such investments would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is bought and sold during a year is known as the Fund's portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities and/or irrevocable bank standby letters of credit not issued by the Fund’s bank lending agent in an amount at least equal to the value of the borrowed securities, marked to market daily. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see "Securities Lending Risk" below for a description of the risks associated with securities lending activities.
Investment Risks
The following risk disclosure supplements the discussion of the Fund's investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in the Fund's shares entails, including the risk that the general condition of the securities market may worsen and the value of the  equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment.
FLEX Options Risk
The Fund holds purchased and written FLEX Options. The FLEX Options are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. The FLEX Options held by the Fund give the option holder the right to buy the cash value of the reference asset on the FLEX Option expiration date at the strike price. The value of the FLEX Options prior to their expiration on the FLEX Option expiration date may vary because of factors other than fluctuations in value of the reference asset. The value of FLEX Options will be affected by changes in the value of the reference asset and its underlying securities, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the reference asset and the remaining time to expiration. Additionally, the value of the FLEX Options does not increase or decrease at the same rate as the underlying asset or its underlying securities as described in the Fund's prospectus (although they generally move in the same direction).
Derivatives Risk
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund's shares and can result in losses that exceed the amount originally invested. The success of Sub-Advisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.
(1)
Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.
(2)
Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.
(3)
Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.
(4)
Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required to maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
(5)
Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
(6)
Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Leverage Risk
Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.
Liquidity Risk
Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which the securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.
Listing Standards Risk
The Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
Market Risk
Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, natural disasters or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return. For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against future variants of the disease. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
In addition, the operations of the Fund, the Advisor and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.
Additional Market Disruption Risk
In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the United States, issued broad-ranging sanctions on Russia and certain Russian companies and individuals. The hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region as well as negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on certain of the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly.
Securities Lending Risk
Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are six Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and five of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	•Indefinite term •Since inception
Chief Executive Officer, First Trust
Advisors L.P. and First Trust Portfolios
L.P.; Chairman of the Board of Directors,
BondWave LLC (Software Development
Company) and Stonebridge Advisors LLC
(Investment Advisor)
				235 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	•Indefinite term •Since inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	235 Portfolios	None
Thomas R. Kadlec 1957	Trustee	•Indefinite term •Since inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	235 Portfolios
Director, National
Futures
Association;
formerly, Director
of ADM Investor
Services, Inc.,
ADM Investor
Services
International,
ADMIS Hong Kong
Ltd., ADMIS
Singapore Ltd. and
Futures Industry
Association

Denise M. Keefe 1964	Trustee	•Indefinite term •Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	235 Portfolios
Director and Board
Chair of Advocate
Home Health
Services, Advocate
Home Care
Products and
Advocate Hospice;
Director and Board
Chair of Aurora At
Home (since
2018); Director of
Advocate
Physician Partners
Accountable Care
Organization;
Director of RML
Long Term Acute
Care Hospitals;
Director of Senior
Helpers (since
2021); and
Director of
MobileHelp (since
2022)

Robert F. Keith 1956	Trustee	•Indefinite term •Since inception	President, Hibs Enterprises (Financial and Management Consulting)	235 Portfolios	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	•Indefinite term •Since inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	235 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	•Indefinite term •Since 2016
Managing Director and Chief Financial Officer, First
Trust Advisors L.P. and First Trust Portfolios L.P.;
Chief Financial Officer, BondWave LLC (Software
Development Company) and Stonebridge Advisors
LLC (Investment Advisor)

W. Scott Jardine 1960	Secretary and Chief Legal Officer	•Indefinite term •Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
Daniel J. Lindquist 1970	Vice President	•Indefinite term •Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	•Indefinite term •Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	•Indefinite term •Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	•Indefinite term •Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	•Indefinite term •Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with ten portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust High Yield Opportunities 2027 Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 211 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Independent Trustees nor any of their immediate family members has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of five Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same six persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The four Committee Chairs and the Lead Independent Trustee rotate every three years in serving as Chair of the Audit Committee, the Nominating and Governance Committee, the Valuation Committee or the Dividend Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The five standing committees of the First Trust Fund Complex are: the Executive Committee, the Nominating and Governance Committee, the Valuation Committee, the Audit Committee and the Dividend Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Mr. Nielson, Mr. Bowen and Mr. Keith are members of the Executive Committee.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and to counsel to the Independent Trustees.
The Valuation Committee is responsible for the oversight of the Advisor as the “Valuation Designee” under Rule 2a-5 of the 1940 Act and its implementation of the valuation of the securities held in the Fund's portfolio. Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe are members of the Valuation Committee.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe serve on the Audit Committee.
The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Fund's dividends. Messrs. Erickson, Keith and Nielson serve on the Dividend Committee.

Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 235 portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of only the ETFs advised by First Trust and Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Fund's independent auditors, the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and oversees the Advisor's performance as Valuation Designee.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon with Edward-Elmhurst Medical Group. He was previously President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–2022), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007; 2010–2011 and 2020–2022) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011 and 2020–2022) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.
Denise M. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989–1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011 and 2020–2022) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2023) and as Chairman of the Dividend Committee (since January 1, 2023) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 through 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019), Chairman of the Dividend Committee (2020–2022) and Lead Independent Trustee and a member of the Executive Committee (2010–2011 and 2020–2022). He currently serves on the Executive Committee (since January 1, 2020) and as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2023, the fixed annual retainer paid to the Independent Trustees is $275,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each target outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee is paid $25,000 annually, the Chairman of the Valuation Committee is paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $20,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for the calendar year ended December 31, 2022, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Estimated Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$1,918	$523,750
Thomas R. Kadlec	$1,918	$524,280
Denise M. Keefe	$1,904	$504,158
Robert F. Keith	$1,911	$514,231
Niel B. Nielson	$1,925	$533,750
(1)
The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.
(2)
The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2022 for services to the 225 portfolios existing in 2022, which consisted of 9 open-end mutual funds, 15 closed-end funds and 201 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2022:
Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Denise M. Keefe	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of July 21, 2023, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of July 21, 2023, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
As of July 21, 2023, First Trust Portfolios was the sole shareholder of the Fund. As sole shareholder, First Trust Portfolios has the ability to control the outcome of any item presented to shareholders for approval.

As of July 21, 2023, the Advisor did not own any shares of the Fund.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Fund.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for the Fund and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees the Sub-Advisor's investment of the Fund's assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
Effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:
Management Fee	Breakpoints
0.85000%	Fund net assets up to and including $2.5 billion
0.82875%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.80750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.78625%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.76500%	Fund net assets greater than $10 billion
During any period in which the Advisor's management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor's management fee) paid to Cboe VestSM Financial LLC, the Fund’s investment sub-advisor, will be reduced to reflect the reduction in the Advisor’s management fee.
Sub-Advisor
The Trust, on behalf of the Fund, and First Trust have retained Cboe VestSM Financial LLC ("Cboe Vest" or the "Sub-Advisor"), to serve as investment sub-advisor to the Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolios. Cboe Vest, with principal offices at 8350 Broad Street, Suite 240, McLean, VA 22102, was founded in 2012, and is a Delaware LLC. Cboe Vest had approximately $12.699 billion under management or committed to management as of May 31, 2023.
The Sub-Advisor is a subsidiary of Cboe Vest Group, Inc. (“Cboe VG”). First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, is the largest single holder of voting shares in Cboe VG. The remaining voting shares of Cboe VG are owned by Cboe Vest, LLC, a wholly-owned subsidiary of Cboe Global Markets, Inc., and certain individuals who operate Cboe VG and the Sub-Advisor. Cboe VG was organized in 2012. Cboe® is a registered trademark of Cboe Global Markets, Inc. VestSM is a service mark of Cboe VG.
Karan Sood and Howard Rubin are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.
•
Mr. Sood has over 10 years of experience in derivative based investment strategy design and trading. Mr. Sood joined Cboe Vest in 2012. Prior to joining Cboe Vest Mr. Sood worked at ProShare Advisors LLC. Prior to ProShare, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.
•
Mr. Rubin has over 25 years of experience as a Portfolio Manager. Mr. Rubin joined Cboe Vest in 2017. Prior to joining Cboe Vest, Mr. Rubin served as Director of Portfolio Management at ProShare Advisors LLC from December 2007 to September 2013. Mr. Rubin also served as Senior Portfolio Manager of ProFund Advisors LLC since November 2004 and Portfolio Manager of ProFund Advisors LLC from April 2000 through November 2004. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation. Mr. Rubin received a master’s degree in Finance from George Washington University. He also holds a bachelor’s degree in economics from Wharton School of Finance, University of Pennsylvania.
As of July 21, 2023, the portfolio managers did not beneficially own any shares of the Fund.
Compensation. The Portfolio Managers do not receive compensation that is based upon the Fund, any separate account strategy, partnership or any other commingled account’s, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. The Portfolio Managers do not receive any special or additional compensation from the Sub-Advisor for their service as Portfolio Managers. The Portfolio Managers receive a salary from the Sub-Advisor. In addition to base salary, the Portfolio Managers may receive additional bonus compensation which is tied to the overall financial operating results of the Sub-Advisor's parent company, Cboe VG.
Conflicts of Interest. Each Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
The Sub-Advisory Agreement. The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund’s investment objectives, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund’s assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall generally not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. For the Fund, the Sub-Advisor receives a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, but shall be reduced as follows. The Sub-Advisor has agreed with the Advisor that it will pay one-half of all expenses of the Fund, excluding the fee payments under the sub-advisory agreement and the Investment Management Agreement, the Advisor’s management fee, interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule12b-1plan, if any,and extraordinary expenses. The sub-advisory fees shall be reduced by the Sub-Advisor’s share of such expenses, and in the event the Sub-Advisor’s share of the expenses exceeds the amount of the sub-advisory fee in any month, the Sub-Advisor will pay the difference to the Advisor.
The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.
All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.
Accounts Managed by Portfolio Managers
The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets, as of May 31, 2023, as set forth in the table below:
Portfolio Managers	Registered Investment Companies Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Thousands)	Other Accounts Number of Accounts ($ Assets in Thousands)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Accounts With Performance Fees Number of Accounts ($ Assets in Thousands)
Karan Sood	59 ($12,552,853)	7 ($146,565)	N/A	N/A	N/A	N/A
Howard Rubin	59 ($12,552,853)	7 ($146,565)	N/A	N/A	N/A	N/A
Brokerage Allocations
The Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisor to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Advisor considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
Notwithstanding the foregoing, in selecting brokers, the Sub-Advisor may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisor or the Trust. In addition, the Sub-Advisor must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless First Trust determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by the Sub-Advisor of research services.
The Sub-Advisor places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisor in servicing all of its accounts; not all of such services may be used by the Sub-Advisor in connection with the Fund. The Sub-Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisor believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor are the respective investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund  or the FLEX Options. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund  or the FLEX Options or results to be obtained by the Fund  or the FLEX Options, Unit holders or any other person or entity from use of the Underlying ETF. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund  or the FLEX Options.
Cboe® is a registered trademark of Cboe Exchange, Inc., which has been licensed for use in the name of the Fund. The Fund is not sponsored, endorsed, sold or marketed by Cboe Exchange, Inc. or any of its affiliates (“Cboe”) or their respective third-party providers, and Cboe and its third-party providers make no representation regarding the advisability of investing in the Fund and shall have no liability whatsoever in connection with the Fund.
Administrator, Custodian, Transfer Agent, Fund Accountant, Distributor, Additional Service Provider and Exchange
Administrator. The Fund has appointed Bank of New York Mellon Corporation ("BNYM"), located at 240 Greenwich Street, New York, New York, 10286, to serve as the Fund's administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund's operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
Custodian. Pursuant to a custody agreement, BNYM serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolio.
Transfer Agent. Pursuant to a transfer agency and service agreement, BNYM provides the Trust with transfer agency services, which includes Creation Unit Aggregation order processing.
The Trust, on behalf of the Fund, has agreed to indemnify BNYM for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties. As compensation for these services, BNYM is paid a fee based on the Fund’s total average daily net assets. BNYM also is entitled to certain out-of-pocket expenses for the services described above. This fee is subject to reduction for assets over $1 billion. The Fund has not paid any fees to BNYM for the services provided as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares.  Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”
12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by the Fund under the Plan and, pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before June 9, 2025.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the "DTC Participants"), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.
Exchange. The only relationship that the Exchange has with First Trust or the Distributor of the Fund in connection with the Fund is that the Exchange lists the shares of the Fund and disseminates the intra-day portfolio values of the Fund pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; (v) provide payments to broker-dealers to help defray their technology or infrastructure costs; and (vi) make payments for expenses associated with intermediaries’ use of First Trust Funds including, but not limited to, the use of First Trust Funds in model portfolios.
When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Payments to intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by First Trust, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in the First Trust Funds in such models developed by First Trust, the management fee, the total expense ratio, or sales of the First Trust Funds in such models developed by First Trust. Some intermediaries also provide related data regarding transactions in specific model portfolios, First Trust Funds and investment strategies to First Trust in exchange for a fee.
First Trust and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby First Trust may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of First Trust mutual funds or ETFs held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other financial intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of First Trust mutual funds or ETFs held through such software or other service.
Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Policy Regarding Investment in Other Investment Companies. The Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.
The Board has delegated to Cboe Vest the day-to-day proxy voting responsibilities for the Fund and has directed Cboe Vest to vote proxies consistent with the Fund's best interests. Cboe Vest’s Proxy Voting Guidelines are set forth in Exhibit A.
Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund's website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Portfolio Schedule. The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the New York Stock Exchange (the "NYSE") is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.ftportfolios.com/Retail/etf/home.aspx. The Trust, First Trust, FTP and BNYM will not disseminate non‑public information concerning the Trust.
Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Units
General.  ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.
Authorized Participants.  An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.
Business Day.  A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”
Basket Composition.  Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Advisor may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.
The Fund may utilize a pro rata basket or a custom basket in reliance on Rule 6c-11. A “pro rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.
Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Advisor’s Rule 6c-11 Committee defines any deviation from a pro rata basket to be a “custom basket.” Rebalancing and reconstitution baskets do not constitute custom baskets. All cash baskets that are the initial basket on a Business Day also do not constitute custom baskets.
Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment advisor who are required to review each custom basket for compliance with those parameters.
The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Advisor has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.
Basket Dissemination.  Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by the Fund’s investment advisor and disseminated by the ETF’s custodial bank through the NSCC process.
Placement of Creation or Redemption Orders.  All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).
Delivery of Redemption Proceeds.  Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.
Creation Transaction Fees.  The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Redemption Transaction Fees.  The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
Suspension of Creations.  The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend or reject creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, First Trust, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.
Suspension of Redemptions.  An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.
Exceptions to Use of Creation Units.  Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time.  You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of the FLEX Options
The Fund's investments in offsetting positions with respect to the Underlying ETF may be "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.
The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., "marked to market") at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.
Nature of Fund Investments
Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest ordividends.  However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends.  However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.
Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued as follows:
(1)
Common stocks and other equity securities listed on any national or foreign exchange other than The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the primary exchange for such securities.
(2)
Shares of open-end funds are valued at NAV per share.
(3)
Securities traded in the OTC market are valued at the close price or the last trade price.
(4)
Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at the mean of their most recent bid and asked price, if both are available. OTC options and futures contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded instrument.
(5)
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30-, 60-, 90- and 180- day forward rates provided by an independent pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued as follows:

(1)
Fixed-income securities, convertible securities, preferred and hybrid securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, swaptions, currency-linked notes, credit-linked notes, asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities or private label collateralized mortgage obligations, collateralized debt obligations, collateralized loan obligations, senior loans and other similar instruments will be fair valued using a pricing service.
(2)
Commercial paper, fixed-income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)
the credit conditions in the relevant market and changes thereto;
(ii)
the liquidity conditions in the relevant market and changes thereto;
(iii)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)
issuer-specific conditions (such as significant credit deterioration); and
(v)
any other market-based data the Advisor considers relevant. In this regard, the Advisor may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)
Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost when it represents the most appropriate reflection of fair market value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor at the average of the bid quotations obtained.
If the Advisor has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures.  From time to time, the Advisor, Fund accounting agent, or relevant portfolio management team may submit price challenges to a pricing service, pursuant to a process described in the Fund's Valuation Procedures.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities will be valued at fair value. These securities generally include, but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not, in the opinion of the Advisor, reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor.  Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services.  If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information.  When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may buy or sell shares of the Fund, the value of the Fund's investments may change on the days when shareholders are not able to buy or sell shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor and the Advisor shall determine the fair valuation.  For foreign securities, the Advisor may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service.  All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income of the Fund, if any, are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Miscellaneous Information
Counsel. Chapman and Cutler LLP, 320 S. Canal St., Chicago, Illinois 60606, is counsel to the Trust.
Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits the Fund's financial statements and performs other related audit services.

Exhibit A—Proxy Voting Guidelines
Proxy Voting Policies and Procedures of Cboe Vest Financial, LLC, the (“Firm”)
Last Amended: October 7, 2022
Background
Cboe Vest Financial, LLC (the “Firm” or the “Adviser”) has a fiduciary duty to act in the best interest of its clients and must not place its own interests ahead of its clients. The Firm serves as the investment adviser or sub-adviser to open- end mutual funds, Exchange Traded Funds (“ETFs”), Collective Investment Trusts (“CITs”), and acts as a portfolio consultant and may provide sub-supervisory services for Unit Investment Trusts (“UITs”) (collectively “Clients”).
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 the (“Advisers Act”), as amended, to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Each Client’s agreement with the Firm describes the Firm’s proxy voting responsibilities with respect to that Client, under which the Firm generally will be granted authority to vote proxies related to the investment portfolio securities in a Client’s account unless a Client has expressly reserved the authority to vote such proxies.
Notwithstanding the foregoing, most of the strategies managed for Clients involves the trading of options, and therefore, do not hold portfolio securities for which any matters relating to such portfolio securities were considered at a shareholder meeting. Where a Client’s portfolio holds securities that would be entitled to vote, the objective of the Client’s strategy is generally to track an index. In these instances, purchase and sale decisions of portfolio securities are based on changes to the underlying index and are not usually based on the Adviser’s positive or negative outlook of the issuer.
Voting Policy
To assist the Firm in carrying out its responsibilities with respect to proxy voting, the Firm has engaged on outside firm, Institutional Shareholder Services Inc. (“ISS”), who provides proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS is responsible for, among other things: obtaining proxies based on companies owned in Client accounts; providing proxy materials, research and analysis; maintaining a proxy voting system that adequately tracks and records votes; and providing proxy voting records required to file Form N-PX on behalf of Clients that are registered investment companies. The Firm also utilizes ISS’s proprietary service, Proxy Exchange, which provides voting services including voting recommendations.
The Firm has adopted ISS’s Proxy Voting Guidelines Benchmark Policy Recommendations (the “ISS Guidelines”) to determine how each issue on proxy ballots is to be voted. The Firm has reviewed the ISS Guidelines and believes it to be the most consistent and compatible with strategies managed by the Firm and to maximize shareholder value. The ISS Guidelines are incorporated hereto by reference, and a copy of the ISS Guidelines, as may be revised from time to time, is maintained with the Firm’s Proxy Voting Policy.
Proxy statements will be voted in accordance with this template unless: (i) the Firm determines that it has a conflict of interest; or (ii) the Firm’s portfolio managers (“Portfolio Managers”) determine that there are other reasons not to follow the ISS Guidelines; or (iii) No input is provided by the ISS Guidelines, in which case the Adviser will independently determine how a particular issue should be voted and such determination will be documented by the Portfolio Manager.
It will generally be the responsibility of the Firm to vote all proxies, where authorized. It is contemplated that the Firm will be active in all proxy voting issues, however, there may be occasions when a vote is missed by Firm personnel. In the event a vote is missed by Firm personnel, for any reason, that vote will be automatically cast in accordance with the ISS Guidelines. Any decisions regarding proxy voting where the Firm determines not to follow the ISS Guidelines shall be determined by the Portfolio Managers. The Firm’s Chief Compliance Officer (“CCO”) must be notified of the decision and a memo regarding the reason for not following the ISS Guidelines must be maintained in the proxy voting file. Additionally, the Firm may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., casting a vote on a foreign security that could involve additional costs or when securities are subject to loan or to share blocking restrictions).
The Firm’s Portfolio Managers and CCO will review, at least annually, the ISS Guidelines for continued relevancy and make a determination that relying on the ISS Guidelines for proxy voting continue to be in the best interest of the Firm’s Clients.

Voting Procedures
Once a Client account is established, the Firm will arrange for the Client’s custodian, as necessary, to forward proxy materials to ISS. The Firm will also confirm that the Client’s custodian provides ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify the Firm of upcoming meetings.
The voting recommendations are provided by Proxy Exchange for each meeting. Internally, the Firm provides oversight of the proxy voting process. The Firm through a Portfolio Manager or other designated person will review the proxy vote statements and recommendations. In the event a vote is inadvertently missed, the ballot will be cast automatically in accordance with our proxy voting guidelines. A record will be made and maintained of all votes.
The Firm may abstain from voting a proxy if it concludes that the effect on the client’s or shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant. The Firm may also abstain from voting if it concludes the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.
The Firm’s CCO or the CCO’s designee will monitor the proxy voting process to ensure that all votes are cast, the proper number of shares are recorded and that the proxy proposals are voted in accordance with the ISS Guidelines or, if there is a vote cast that deviates from such policies, that a rationale is documented.
Conflicts of Interest
The Firm will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if the Portfolio Manager actually knows or should have known of the conflict. The Firm is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
•
A principal of the Firm or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.
•
An immediate family member of a principal of the Firm or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.
•
The Firm, or any Client account managed by the Firm any or any affiliate, holds a significant ownership interest in the portfolio company.
Any conflict of interest will be resolved in the best interests of Client’s and fund shareholders. In the event a material conflict of interest is identified or believed to exist, the employee will advise the CCO and the Portfolio Managers will decide whether the Firm should either (1) disclose the conflict to the Client to enable the Client to evaluate the Firm’s proxy voting advice in light of the conflict or (2) disclose to the Client the conflict, with no voting recommendation, and vote in accordance with the Client’s instructions.
The Firm shall also maintain records of any conflicts of interest that were identified with any specific vote, and if so, what action was taken to resolve the conflict with respect to each vote cast.
Due Diligence
The CCO performs the following oversight and assurance functions, among others, over the Firm’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with this Proxy Voting Policy; (2) review, no less frequently than annually, the adequacy of this Proxy Voting Policy to make sure that it has been implemented effectively, including whether it continues to be reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients; (3) at least annually perform due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversee any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm and (iii) ensure adherence to contractual terms.
Reporting
Upon a client’s written request, the Firm provides information on how portfolio company shares held in the Client’s account were voted. The Firm also furnishes to clients a description of its proxy voting policies and procedures and, upon request, furnish a copy of these policies and procedures to the requesting client. The Firm will also provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing these Proxy Voting Policies and Procedures, including a statement that clients may request information regarding how the Firm voted client’s proxies.

Proxy Vote Record Retention
The Firm, in conjunction with ISS, will compile and maintain for five (5) years the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for Client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by the Firm that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how the Firm voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information. All proxy voting records are to be retained for five years, with the first two years in the offices of the Firm. All records may be maintained electronically.
Form N-PX Filing Logistics
The Firm is responsible for ensuring that the third-party proxy vote service maintains the complete proxy log and confirms the timely voting of proxies. The proxy vote log will be maintained in such a manner that the following information is contained within the log in accordance with the requirements of submitting Form N-PX for proxies voted on behalf of the Firm’s Fund:
•
the name of the issuer;
•
the exchange ticker symbol, if available;
•
the CUSIP number, if available;
•
the shareholder meeting date;
•
a brief identification of the matter voted on;
•
whether the matter was proposed by the issuer or a security holder;
•
whether the Firm cast its vote on the matter;
•
how the Firm cast its vote on the matter (for, against, abstain, or withhold regarding the election of directors); and
•
whether the Firm cast its vote for or against management.
The Firm shall provide the information necessary to complete the Form N-PX to the appropriate fund service provider who will submit the filings in a timely manner.